UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2013

GENUFOOD ENERGY ENZYMES CORP.

(Exact name of registrant as specified in charter)

Nevada	333-171784	68-0681158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Allen Center 1200 Smith Street, Suite 1600 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 353-8834

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01         Other Events.

On November 6, 2013, Genufood Energy Enzymes Corp. (the “Company”) adopted a pre-arranged stock trading plan for the purpose of repurchasing up to $200,000 or 100,000 shares of the Company’s common stock in accordance with guidelines specified under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the “10b5-1 Plan”). The 10b5-1 Plan will cover the repurchase of common shares commencing no earlier than November 11, 2013 and expiring no later than February 11, 2014. Repurchases are subject to SEC regulations as well as certain price, market volume and timing requirements specified in the 10b5-1 Plan, and may be amended or terminated under certain circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENUFOOD ENERGY ENZYMES CORP.

Date: November 7, 2013	By:	/s/ Yi Lung Lin
Yi Lung Lin, President, C.E.O. & Director

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